UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                                January 23, 2003


                            MARATHON OIL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                           1-5153                       25-0996816
     --------------------           -------------------------        ---------------------
(State or Other Jurisdiction of        (Commission File Number)          (IRS Employer
        Incorporation)                                                Identification Number)


                  5555 San Felipe Road, Houston, TX 77056-2723
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (713) 629-6600
                         ------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

             99.1 Press Release - "Marathon Oil Corporation Reports Fourth Quarter and Year End 2002 Results".

ITEM 9.  Regulation FD Disclosure

            On January 23, 2003, Marathon Oil Corporation (Marathon) issued a press release announcing fourth quarter and year end 2002 earnings (Release). Attached is a copy of the Release in substantially the form released.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         MARATHON OIL CORPORATION


By:      /s/ A. G. Adkins
         -----------------------------
         A. G. Adkins
         Vice President - Accounting and Controller



Dated:  January 23, 2003